# ACCESS-ABILITY FOR ALL™

# FORWARD LOOKING STATEMENT

This presentation (together with any oral statements made in connection herewith, the "Presentation"), is provided for informational purposes only and has been prepared to assist interested parties in evaluating Microbot Medical Inc. ("Microbot") and for no other purpose.

This Presentation does not constitute or include an offer to sell, or a solicitation of an offer to purchase or subscribe for, securities of any kind, nor shall there be any sale, issuance or transfer of any such securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. Any such offer or solicitation will be made only in connection with the delivery of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or exemptions therefrom.

No representation, express or implied, is or will be given by Microbot or its affiliates and advisors as to the accuracy or completeness of the information contained in this Presentation.

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "forecast," "may," "can," "will," "seek," "target," "anticipate," "believe," "expect," "estimate," "plan," "outlook," and "project" and other similar expressions that predict or indicate future events or trends that are not statements of historical matters. Such forward-looking statements with respect to revenues, earnings, performance, strategies, timelines, the market, prospects and other aspects of the business of Microbot are based on current expectations that are subject to risks and uncertainties. A number of factors, many of which are outside of the control of Microbot, could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties, including without limitation, market conditions, risks inherent in the development and/or commercialization of the LIBERTY® Endovascular Robotic Surgical System, the outcome of its studies to evaluate the LIBERTY® Endovascular Robotic Surgical System, uncertainty in the results of pre-clinical and clinical trials or regulatory pathways and regulatory approvals, including whether Microbot succeeds in obtaining FDA approval to commence its pivotal study in humans, any failure or inability to recruit physicians and clinicians to serve as primary investigators to conduct regulatory studies which could adversely affect or delay such studies, disruptions resulting from new and ongoing hostilities between Israel and the Palestinians and other neighboring countries, any lingering uncertainty resulting from the COVID-19 pandemic, need and ability to obtain future capital, and maintenance of intellectual property rights. Additional information on risks facing Microbot can be found under the heading "Risk Factors" in Microbot's periodic reports filed with the Securities and Exchange Commission ("SEC"), which are available on the SEC's web site at www.sec.gov. Microbot disclaims any intent or obligation to update these forward-looking statements, except as required by law.

# SURGICAL ROBOTICS TODAY

- Large and cumbersome footprint
- Dedicated room and dedicated staff
- Time consuming to set up and use
- Long and expensive learning curve



# ENDO-VASCULAR: TOTAL ADDRESSABLE MARKET (US)

**5M+**

**PROCEDURES[1]**

- Coronary
- Peripheral
- Neuro

[1] Medtech 360 Reports

# SUPPORTED BY INTERVENTIONALISTS

**Do you anticipate that you will begin using a robotic-assisted vascular intervention system in the future?**


NO
I do not expect to personally use them
25%
YES
Within 1 year
15%
30%
YES
Within >1-3 years
30%
YES
in 3+ years

N=200 interventionalists, data on file

# ENDO-VASCULAR ROBOTICS: LIMITED ADOPTION

**CURRENT PENETRATION:**

**LESS THAN 1% DONE ROBOTICALLY[1]**

[1] Deduced from Public Records

# MULTIPLE BARRIERS LEADING TO LOW PENETRATION

Special training, long learning curve

Extended set-up time

Large footprint

Capital expense

Dedicated infrastructure

Cumbersome and expensive disposables

# ELIMINATING BARRIERS, ALLOWING ACCESS



# ELIMINATING BARRIERS, ALLOWING ACCESS

## Disposable
- No capital expense
- Increases procedure efficiency

## Small Footprint
- Compact & Light
- No dedicated infrastructure

## Mobile
- Utilized in multiple sites of service


microbot

## Remote
- Reduce exposure to radiation*
- Eliminate user physical strain*
- Telesurgery enabled

## Universal
- Compatible with off-the-shelf instruments



*When operating seated away from radiation source

# ACCESS-ABILITY FOR ALL™


PHYSICIANS


PATIENTS


HOSPITAL
HOSPITALS


HEALTH CARE
(PAYER)

**NO MATTER WHAT • NO MATTER WHERE • NO MATTER WHO**

# LIBERTY PRODUCT LIFECYCLE (CURRENT)

## LIBERTY

***Open System***

- Compatible with all OEM devices
- Initial focus on peripheral vascular procedures
- Expand to include neuro-vascular and coronary applications



# INITIAL TARGET THERAPIES

- Embolotherapy (Peripheral Vascular)
  - Interventional Oncology
  - MSK
  - Others



Liver
(metastasis)
GI
(stomach,
hemorrhoids)
Vascular
malformation
Kidney
(metastasis)
Prostate
(BPH)
Uterine
(fibroids)
MSK

# REGULATORY STATUS

FDA

510(k) Clearance anticipated H1 2025

CE CERTIFIED

Anticipated H2 2025

# LIBERTY PRODUCT LIFECYCLE*

## LIBERTY

***Open System***

- Compatible with all OEM devices
- Initial focus on peripheral vascular procedures
- Expand to include neuro-vascular and coronary applications



## LIBERTY+™

***Remote Enabled***

- 5G/WiFi enabled
- Integration into multiple site/satellite locations
- Enable remote procedures, proctoring, training



*Under evaluation (internally & via clinical partner)

# LIBERTY PRODUCT LIFECYCLE**

## LIBERTY

***Open System***

- Compatible with all OEM devices
- Initial focus on peripheral vascular procedures
- Expand to include neuro-vascular and coronary applications



## LIBERTY+

***Remote Enabled***

- 5G/WiFi enabled
- Integration into multiple site/satteliet locations
- Enable remote procedures, proctoring, training



## LIBERTY MAX ™

***Autonomous Procedures***

- Plan, Monitor, Insert, Steer
- Compatibility with CBCT with 3D imaging
- Compatibility with Navigation system
- AI/ML Integration



**Potential long-term future offering